EXHIBIT 1

        The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Common Stock of Zanart Entertainment Incorporated is filed on behalf of each of us.


                                        /S/ PHILLIP FROST, M.D.
                                       --------------------------------------
Date: October 3, 1996                   Phillip Frost, M.D.


                                        FROST-NEVADA, LIMITED
                                        PARTNERSHIP


                                        *
                                       --------------------------------------
Date: October 3, 1996                   Neil Flanzraich
                                        President of Frost-Nevada Corporation,
                                        General Partner


                                        FROST-NEVADA CORPORATION


                                        *
                                       --------------------------------------
Date: October 3, 1996                   Neil Flanzraich
                                        President


*By/S/ PHILLIP FROST, M.D.
   --------------------------------
        Phillip Frost, M.D.
        (Attorney-in-fact pursuant
         to Power of Attorney)